EXHIBIT 99.1

NAREIT Annual Convention November 2007 Greenspoint Phoenix, AZ Broadcast Center Los Angeles, CA Elm Creek Elmhurst, IL Flamingo South Beach Miami, FL Calhoun Beach Club Minneapolis, MN The Palazzo East at Park La Brea Los Angeles, CA

This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K. This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non-GAAP measures, which Aimco defines and reconciles to GAAP in its supplemental schedules to its quarterly earnings releases - see in particular the Glossary, Supplemental Schedule 2 and Supplemental Schedule 3. The information contained herein does not constitute an offer or the solicitation of an offer for the purchase or sale of any securities. The NAV per share information is not intended to represent the present or expected future value of Aimco's common stock. Forward-looking Statements and Other Information

Property Operations Redevelopment Asset Management and Transactions Net Asset Value Additional Information Presentation Topics

Property Operations A History of Outperformance in Most Markets

Property Operations Overall Outperformance in 2007

Redevelopment Building the Program Made substantial hires in 2006 to build our redevelopment team with the experienced personnel necessary to manage a world-class redevelopment program Developed processes and teams to manage redevelopment operations and provide for repositioning of assets as an integral part of the redevelopment process Energy conservation program with annual budgets of $25 - $30 million incorporated into redevelopment and other capital projects with minimum returns of 12% Establishing comprehensive product standards which provide for consistency of product, a platform for national purchasing programs and reduction of on-going maintenance and turn costs Infrastructure in place to support annual expenditures of $300 -$350 million into the foreseeable future

Significant Returns on Equity - Projects are typically financed 90% or more with non- recourse property debt, secured by the value created. Projected ROE on 2007 spend ~ 20%. Redevelopment Conventional Redevelopment Snapshot Full Year 2007 Expenditures - Expect to invest $300M in 2007. NAV creation on 2007 spend ~ $129M* * Assumes 7.5% return in 5.25% cap rate markets

Redevelopment Conventional Redevelopment Work-In-Progress Pacific Division 21 Properties 6,093 Units ~$1.1B GAV $223.3M Est Cost East Division 5 Properties 4,027 Units ~$544M GAV $244.4M Est Cost Gulf Division 19 Properties 6,372 Units ~$569M GAV $209.4M Est Cost Midwest Division 8 Properties 4,497 Units ~$362M GAV $113.2M Est Cost Active Projects As of Sept 30 2007 53 Properties 20,989 Units Approx $2.5B GAV $790M Estimated Cost

Redevelopment HillCreste - Los Angeles, California After Units: 315 Scope of Work: Interiors: New gourmet kitchens and bathrooms, new flooring, closet organizers and granite fireplace surrounds Exteriors: New entry drive, upscale landscaping/lighting and new paint Common Areas: New clubhouse with media screening room and business center; new pool/spa area and upgraded lobbies and corridors Return on Capital: 12.5% Before

Redevelopment Yorktown - Lombard, Illinois After Before Units: 364 Scope of Work: Interiors: New kitchens and baths and flooring upgrades Exteriors: Updated landscaping, new signage and upgraded entry treatments Common Areas: Renovated clubroom, common corridors and lobby Return on Capital: 8.1%

Redevelopment The Lodge on the Chattahoochee - Atlanta, Georgia After Before Before After Units: 312 Scope of Work: Interiors: Renovated kitchens and bathrooms, new lighting, paint and carpet Exteriors: New roofs, siding, windows, railings, landscaping and site amenities including a nature trail, sport court and playground Common Areas: New "lodge" clubhouse, leasing office, fitness center and clubroom Return on Capital: 8.2%

Redevelopment Latrobe - Washington DC After Before Units: 176 Scope of Work: Interiors: New kitchens and baths, flooring and lighting upgrades Exteriors: New signage, new windows and enhanced resident patios and balconies Common Areas: Expanded fitness center and added community entertainment room and patio. Renovated leasing office, common corridors and lobby. Return on Capital: 8.0%

Asset Management and Transaction Income

Asset Management and Transaction Income Amortization of deferred income represents the periodic recognition of deferred revenue and costs relating to Aimco's existing tax credit arrangements Deferred revenue reflects cash received but not yet recognized as revenue, as well as cash expected to be received from investors in the future under conditional capital contribution commitments See additional disclosures related to projected tax credit income in footnotes 2 and 3 on Supplemental Schedule 11 of Aimco's 3Q 2007 Earnings Release

NAV Growth Drivers Aimco is Well Positioned for Growth Growth Driver Potential NAV Creation Property Operations Each 1% increase in NOI generates approximately $1. 20 NAV per share Redevelopment Redevelopment spending in low cap markets drives value Each $100M (7.5% yield) in a 5.25% cap market generates approximately $0.40 NAV per share Tax Credit Transactions Tax credit transactions are NPV positive

NAV Share Price Discount to NAV Aimco's shares are trading at a significant discount to NAV, and at a 7.7% implied cap rate Aimco continues to generate additional value through NOI growth, redevelopment, entitlement and our tax credit business, though these benefits have been partially offset by modest increases in cap rates Aimco intends to continue to capitalize on public versus private arbitrage through share repurchases with proceeds from non-core asset sales, joint ventures and retained earnings Note: The above information is not intended to be, and should not be, considered an update of AIV's Year-End 2006 NAV construct. Hypothetical NAV represents only the impact of YTD 3Q 2007 NOI growth and cap rate movement observed when comparing PPR cap rates in AIV's markets at Sep 30, 2007 to Dec 31, 2006. Many other factors contribute to changes in NAV between periods, none of which are reflected in the above. See the Dec 31, 2006 NAV construct and notes thereto in the section of this document entitled "Additional Information". * Per AIV Dec 31, 2006 NAV construct

NAV Cap Rate and NOI Sensitivity Aimco's year-end 2006 NAV construct is based on trailing twelve month NOI and trailing twelve month PPR cap rates Average PPR cap rates in our markets have increased approximately 20 basis points since year-end 2006 NOI growth reduces the negative impact to NAV resulting from higher cap rates Note: The above information is not intended to be, and should not be, considered an update of AIV's Year-End 2006 NAV construct. Hypothetical NAV represents only the impact of hypothetical NOI growth and hypothetical cap rate movement. Many other factors contribute to changes in NAV between periods, none of which are reflected in the above. See the Dec 31, 2006 NAV construct and notes thereto in the section of this document entitled "Additional Information".

Share Repurchase Program Share Repurchase Program Disconnect between public value of stock and private value of real estate makes share repurchases a highly accretive use of funds Aimco is currently authorized to purchase up to approximately 12.3 million additional shares

Additional Information

How Aimco Creates Value Aimco Value Drivers Property Operations Redevelopment Entitlement Tax Credit Transactions Finance Strategy Joint Ventures Joint Ventures Joint Ventures Joint Ventures Joint Ventures Joint Ventures Joint Ventures Joint Ventures

Redevelopment Driving Value Creation from Owned Assets Aimco portfolio has job and population growth exceeding US average Housing values near Aimco properties are nearly 1.5 times the national average1 Well located properties with average rent levels in growth markets provide opportunities to increase rents and NAV through redevelopment 1 Housing values near Aimco properties represent value of the 2,500 households nearest to Aimco properties, on average a 0.7 mile radius from property

Aimco Portfolio Overview We own a well diversified asset base Portfolio is of high quality, supporting strong NOI growth, supplemented by redevelopment and tax credit activities Conventional portfolio: 446 communities with 129,199 units Affordable portfolio: 315 communities with 36,685 units Property and asset managed for affiliates: 433 communities with 40,333 units Portfolio is diversified by price point and geography, focus is on B properties in A locations Balanced geographically, providing for improved risk adjusted returns Royal Crest Estates - Warwick Warwick, Rhode Island Yorktown Apartments Lombard, Illinois Belmont Place Atlanta, Georgia

Aimco Portfolio Geographic Diversification No single market represents more than 12.5% of gross asset value. More Than 76% of Estimated Gross Asset Value Is in 15 Markets. Aimco Geographic Diversification - Conventional Portfolio

NAV Calculation Methodology: 12/31/2006 Footnotes on following page (in millions)

NAV Calculation Methodology (continued) Property NOI from Supplemental Schedule 2b (trailing 12 months), or $783.8M, less a management fee assumed to equal to $350 per unit (AIV effective units from Supplemental Schedule 11), or $47.1M. This result is divided by the weighted average property cap rate of 5.48% (5.33% for Conventional and 7.23% for Affordable), which for Conventional properties is based on third party data derived by market and for Affordable properties on the weighted average NOI cap rate for all Affordable properties sold over the prior 10 Quarters. Estimated book value of units out of service due to redevelopment is $135M ($107M Conventional Properties and $28M Affordable Properties). Estimated value of Land and Entitled Land is $420M: approximately $220M related to the book value of Lincoln Place and Treetops and $200M for Entitled Land Value. Entitled land value is management's estimate of the amount by which the land value of 17 entitlements received for increased density exceeds the value of the 17 properties as used currently. Cash plus restricted cash balances of $175.1M and $280.7M per Supplemental Schedule 3. Property management income used to estimate the value of property management is derived by using the property management revenue from Supplemental Schedule 2b less a property management expense of $350 per unit, which is management's estimate of market-based management fees (Partnership share of units from Supplemental Schedule 11). This property management NOI is valued at the corresponding property cap rates. Asset management and tax credit income, net of tax (estimated at an approximate 28% effective rate), is based on the actual 2006 NOI net of estimated taxes, valued at a seven times multiple, or approximately five times pre-tax NOI. Property and corporate debt plus preferred shares of $6,826M includes total property and corporate debt from Supplemental Schedule 3, and total preferred stock from Supplemental Schedule 4. Preferred stock excludes the Class W convertible preferred stock of $100M, whose conversion has been assumed in the diluted share count in calculating NAV. Other liabilities net of other assets is the sum of non-real estate and cash assets from Supplemental Schedule 3, excluding deferred financing costs, goodwill and management contracts netted against the sum of non-debt liabilities, plus Notes Receivable from Consolidated Partnerships (footnote [b] Supplemental Schedule 3). Other Liabilities exclude $69.6M related to deferred income from Tax Credit Syndications closed prior to the year end 2006. Refer also to footnotes at the bottom of Supplemental Schedule 3 for additional detail. Per share NAV is calculated using approximately 114M shares. This share count includes: 107M shares of Class A common stock and common operating partnership units and equivalents from Supplemental Schedule 4; 1.9M common shares equivalent related to the assumption of Class W preferred share conversion; and other equivalents related to restricted stock and options exercisable up to $69.50 per share. NAV and NAV per share for each line in the "NAV Splits" table is calculated by taking GAV identified in that line less property and corporate debt plus Preferred shares of $6,826 (see footnote 7). The debt is allocated to each line based on the GAV percentage share of the line in relation to total GAV. Please refer to Aimco's 4th quarter 2006 earnings release and supplemental schedules (available on Aimco's Website) for components of asset value calculations: